SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 22, 2004
                                                           -------------

                       PROVIDENT FINANCIAL SERVICES, INC.
                       ----------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                       1-31566                 42-1547151
----------------------------      ---------------------      -------------------
(State or other jurisdiction      (Commission File No.)         (IRS Employer
 of incorporation)                                           Identification No.)



830 Bergen Avenue, Jersey City, New Jersey                        07306-4599
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code:  (201) 333-1000
                                                     --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)




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Item 5.           Other Events and Required FD Disclosure

         On July 22, 2004, Provident Financial Services, Inc. ("Provident") issued a press release announcing the distribution and payment of cash, shares of Provident common stock or a combination of cash and shares of Provident common stock to former stockholders of First Sentinel Bancorp, Inc. A copy of the press release, dated as of July 22, 2004, is attached hereto as Exhibit 99.1.

Item 7.           Financial Statements and Exhibits

     (a)  Not Applicable.

     (b)  Not Applicable.

     (c)  Exhibits.

             Exhibit No.                      Description
             -----------                      -----------

               99.1                           Press release dated July 22, 2004.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            PROVIDENT FINANCIAL SERVICES, INC.



DATE:  July 23, 2004               By :     /s/ Paul M. Pantozzi
                                            --------------------------------
                                            Paul M. Pantozzi
                                            Chairman and Chief Executive Officer







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                                  EXHIBIT INDEX


Exhibit           Description
-------           -----------

99.1              Press release dated July 22, 2004.








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